UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2006

                            ________________________

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)


            California                                       46-0476193
         (State or other           (Commission            (I.R.S. Employer
  jurisdiction of incorporation)   File Number)        Identification Number)


                27710 Jefferson Avenue
                      Suite A100
                 Temecula, California                         92590
        (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (951) 694-9940


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02 - Appointment of Principal Officer.

     Frank Basirico, Jr., 51, has been appointed Executive Vice President/Chief Administrative Officer of Temecula Valley Bank ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc. ("Company") (NASDAQ:TMCV). Mr. Basirico will begin his employment on February 23, 2006. The Bank entered into an employment agreement with Mr. Basirico dated February 10, 2006. Pursuant to the terms of his employment agreement, Mr. Basirico will receive an annual base salary of $250,000, subject to annual merit increases, and, contingent upon the quality of the Bank's performance, an incentive bonus equal to 1% of the Company's pre-tax profits, after bonus payments. Mr. Basirico will receive an option to purchase 20,000 shares of the Company's common stock at fair market value on date of grant, the use of a Bank-owned, luxury automobile, with expenses paid in connection with its use, participation in group medical, dental, vision, life insurance, disability coverage and other benefit plans offered to other similarly titled employees of the Bank, a salary deferment program, to be determined, if eligible, a salary continuation plan, to be determined, if eligible, and up to $100,000 of the difference between the exercise prices of CVB Financial Corporation ("CVBF") options to purchase common stock held by Mr. Basirico and scheduled to become exercisable in March and June 2006, and the closing price of CVBF common stock as of February 23, 2006.

     Upon termination without cause, Mr. Basirico is entitled to receive 12 months base salary paid over 12 months. Upon termination in connection with a change of control, Mr. Basirico will be entitled to receive the lesser of $1,000,000 or two times his base salary plus two times the average of his incentive bonus over the last two years. Upon a change in control, Mr. Basirico's unvested options will vest.

     Prior to joining the Bank, Mr. Basirico served as Executive Vice President and Senior Loan Officer at Citizens Business Bank from October 1996 until February 2006. From March 1993 to October 1996, he was the Credit Administrator at Citizens Business Bank. Mr. Basirico has been in banking in various capacities since 1978.

     Mr. Basirico's Employment Agreement will be filed as an Exhibit to the Company's 2005 10-K.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: February 15, 2006                By:  /s/ STEPHEN H. WACKNITZ
                                           ------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President